PROGRESS PRINTING COMPANY
PRODUCERS 88 SP. T.O.P. REV.

OIL AND GAS LEASE
Kentucky Form

THIS AGREEMENT made and entered into this 5th day of October, 2009 by and between David R. Irwin and Tammy Irwin, husband and wife, of 588 Albany Landing Road, Albany, Kentucky 42602

party of the first part, hereinafter called lessor (whether one or more) and Digital Lifestyles Group, Inc., Kenny A. Page, CEO, of 649 Sparta Highway, Suite 102, Crossville, Tennessee 38555 party of the second part, hereinafter called lessee.

WITNESSETH, That the lessor, for and in consideration of two thousand, five hundred DOLLARS ($ 2,500.00) cash in hand paid, the receipt of which is hereby acknowledged, and of the covenants and agreements hereinafter contained, has granted, demised, leased and let, and by these presents does grant, demise, lease, and let exclusively unto the said lessee, its successors and assigns, the land hereinafter described, with the exclusive right for the purpose of mining, exploring by geophysical and other methods, and operating for and producing therefrom oil, gas, casing-head gas, casing-head gasoline, and the exclusive right of injecting water, brine and other fluids into subsurface strata, with rights of way and easements for laying pipe lines, telephone and telegraph lines, tanks, power houses, stations, gasoline plants, ponds and roadways and fixtures for producing, treating, and caring for such products and housing and boarding employees and any and all other rights and privileges necessary, incident to, or convenient for the economical operation alone or con-jointly with neighboring land, on said land for the production of oil, gas, casing-head gas, casing-head gasoline, and erection of structures thereon to produce, save and take care of said products, and the injecting of water, brine and other fluids into subsurface strata. All that certain tract of land situated in the Seminary Community County of Clinton, State of Kentucky, and bounded as follows, to-wit:

On the North by lands of

On the East by lands of

On the South by lands of

On the West by lands of

Containing 32.71 acres, more or less, and being the same land conveyed to lessor by Harvey Aaron and his wife Barbara Aaron

deed dated November 22, 1999, recorded in Deed Book 112 Page 142

deed dated recorded in Deed Book Page

Clinton County Clerk's Office.

It being intended hereby to include herein all lands and interests therein contiguous to or appurtenant to said described lands owned or claimed by lessor. For rental payment purposes said leased lands shall be deemed to contain 32.71 acres.

It is agreed that this lease shall remain in force for a term of one years from this date and as long thereafter as oil, gas, casing-head gas, casing-head gasoline or any of them is produced from said leased premises or operations for drilling are continued as hereinafter provided, or operations are continued for the injection of water, brine and other fluids into subsurface strata. Provided, however, that for injection purposes this lease shall continue in full force and effect only as to well or wells so used and the ten acres contiguous thereto.

In consideration of the premises the said lessee covenants and agrees:

1st: To deliver to the credit of lessor, free of cost, in the pipe line to which lessee may connect his wells, the equal 15% part of all oil produced and saved from the leased premises, or at the lessee's option, may pay to the lessor for such one-eighth royalty, the market price for oil of like grade and gravity prevailing on the day such oil is run into the pipe line or into storage tanks.

2nd: To pay lessor 15%, at the market price at the well for the gas so used, for the gas from each well where gas only is found, while the same is being used off the premises, and lessor to have gas free of cost from any such well for all stoves and inside lights in the principal dwelling house on said land during the same time by making his own connections with the wells at his own risk and expense.

3rd: To pay lessor for gas produced from any oil well and used off the premises or for the manufacture of casing-head gas, 15%, at the market price at the well for the gas so used for the time during which such gas shall be used, said payments to be made monthly.

If no well be commenced on said land on or before from date hereof, this lease shall terminate as to both parties, unless the lessee, on or before that date shall pay to or tender to the lessor's credit in the

Bank at , or its successors, which shall continue as the depository regardless of changes in the ownership of said land, the sum of Dollars, which shall operate as a rental and cover the privilege of deferring the commencement of a well for twelve months from said date. In a like manner and upon like payments or tenders the commencement of a well may be further deferred for like periods of the same number of months successively. All payments or tenders may be made by check or draft of lessee or any assignee thereof, mailed or delivered on or before the rental paying date.

Should the first well drilled on the above described land be a dry hole, then, and in that event, if a second well is not commenced on said land within twelve months from the expiration of the last rental period for which rental has been paid this lease shall terminate, as to both parties, unless the lessee on or before the expiration of said twelve months shall resume the payment of rentals in the same amount and in the same manner as hereinbefore provided. And it is agreed that upon the resumption of the payment of rentals, as above provided, that the last preceding paragraph hereof, governing the payment of rentals and the effect thereof, shall continue in force just as though there had been no interruption in the rental payments.

If said lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein, then the royalties and rentals herein provided shall be paid the lessor only in proportion which his interest bears to the whole and undivided fee.

Lessee shall have the right to use, free of cost, gas, oil and water produced on said land for its operation thereon, except water from wells of lessor.

When requested by the lessor, lessee shall bury its pipe lines below plow depth.

No well shall be drilled nearer than 200 feet to the house or barn on said premises, without the written consent of the lessor.

Lessee shall pay for damage caused by its operation to growing crops on said lands.

Lessee shall have the right at any time to remove all machinery and fixtures placed on said premises, including the right to draw and remove casing.

If the lessee shall commence to drill a well within the term of this lease or any extension thereof, the lessee shall have the right to drill such well to completion with reasonable diligence and dispatch, and if oil and gas, or either of them, be found in paying quantities, this lease shall continue and be in force with like effect as if such well had been completed within the term of years herein, first mentioned.

If the estate of either party hereto is assigned, and the privilege of assigning in whole or in part is expressly allowed, the covenants hereof shall extend to their heirs, executors, administrators, successors or assigns, but no change in the ownership of the land or assignment of rental or royalties shall be binding on the lessee until after the lessee has been furnished with a written transfer or assignment or a true copy thereof; and it is hereby agreed in the event this lease shall be assigned, as to a part or parts of the above described lands and the assignee or assignees of such parts shall fail or make default in the payment of the proportionate part of the rents due from him or them, such default shall not operate to defeat or affect this lease in so far as it covers a part or parts of said lands which the said lessee or any assignee thereof shall make due payment of said rental.

If the leased premises are now, or shall hereafter be, owned in severalty or in separate tracts, the premises nevertheless shall be developed and operated as one lease, and all royalties accruing hereunder shall be treated as an entirety and shall be divided among, and paid to such separate owners in the proportion that the acreage owned by each separate owner bears to the entire leased acreage: Provided however, if the leased premises consist of two or more non-abutting tracts this paragraph shall apply separately to each such non-abutting tract and further provided that if a portion of the leased premises is hereafter consolidated with other lands for the purpose of operating the consolidated tract as one lease this paragraph shall be inoperative as to such portion so consolidated.

If at any time there be as many as four parties entitled to rentals or royalties, lessee may withhold payments thereof unless and until all parties designate in writing in a recordable instrument to be filed with the lessee, a common agent to receive all payments due hereunder, and to execute division and transfer orders on behalf of said parties and their respective successors in title.

Lessee is hereby given the right and power to pool or combine the acreage covered by this lease or any portion thereof with other land, lease or leases in the immediate vicinity thereof, when in lessee's judgment it is necessary or advisable to do so in order properly to develop and operate said premises in compliance with the spacing rules of any lawful authority, or when to do so would, in the judgment of the lessee, promote the conservation of the oil and gas in and under and that may be produced from said premises. In connection with the production of oil such pooling may be in a unit or units not exceeding 50 acres each. In connection with the production of gas such pooling may be in a unit or units not exceeding 320 acres each. Lessee shall execute in writing an instrument identifying and describing the pooled acreage. The entire acreage so pooled into a tract or unit shall be treated, for all purposes except the payment of royalties on production from the pooled unit, as if it were included in this lease. If production is found on the pooled acreage, it shall be treated as if production is had from this lease, whether the well or wells be located on the premises covered by this lease or not. In lieu of the royalties elsewhere herein specified, lessor shall receive on production from a unit so pooled only such portion of the royalty stipulated herein as the amount of his acreage placed in the unit or his royalty interest therein bears to the total acreage so pooled in the particular unit involved. Provided, lessee shall be under no obligation whatsoever, express or implied, to drill more than one well to each such unitized tract, regardless of when, where or by whom offset wells may be drilled.

In the event gas is discovered on the leased premises, it is agreed that during any period when, after the discovery of gas on the leased premises, gas is not being sold on account of lack of market, and if there is no apparent production or operation on said lands sufficient to keep this agreement in full force and effect, the LESSEE may pay as royalty Fifty Dollars ($50.00) per year for each shut-in gas well, and such payment will be considered as if gas is actually being produced within the terms and conditions of this oil and gas lease. Such payment shall be made annually in advance, within ninety (90) days following the completion of the well or the cessation of a market for gas. Such payment shall be paid or tendered to the LESSOR or to the depository bank to be specified by the LESSOR. No rental shall accrue as to the leased premises during any period covered by a shut-in gas payment as herein provided. The shut-in gas payments herein provided for shall be considered advance royalties, and production from the leased premises during any annual period for which shut-in gas rental or royalty has been paid may be credited against such advance payment.

Lessor hereby warrants and agrees to defend the title to the lands herein described, and agrees that the lessee shall have the right at any time to redeem for lessor, by payment any mortgage, taxes or other liens on the above described lands, in the event of default of payment by lessor, and be subrogated to the rights of the holder hereof and lessor hereby agrees that any such payments made by the lessee for the lessor shall be deducted from any amounts of money which may become due the lessor under the terms of this lease.

The undersigned lessors, for themselves and their heirs, successors and assigns, hereby surrender and release all rights of dower and homestead in the premises herein described insofar as said rights of dower and homestead may in any way affect the purpose for which this lease is made as recited herein.

Should the depository bank hereafter close without a successor, lessee or his assigns may deposit rentals in any National Bank located in same county with first named bank, due notice of the deposit of such rental to be mailed to the lessor at last known post office address.

It is agreed that the lessee shall have the right to store gas and recover same in any stratum underlying the premises. Old wells may be reopened and new wells drilled for said storage purposes. As full consideration for these rights lessee shall pay to lessor an annual rental of One Hundred Dollars ($100.00) per well per year commencing with the date storage operations start and continuing for as long thereafter as said storage operations are utilized.

All express or implied covenants of this lease shall be subject to all Federal and State Laws and to all executive orders, rules or regulations of State and Federal authorities and this lease shall not be terminated, in whole or in part, nor lessee held liable for any failure to perform thereunder if such failure is due or is the result of any such law, order, rule or regulation.

Except for the front of the house on the driveway side, the Lessee may drill a well or wells nearer than 200 feet to any structures on the premises, including home, barns or improvements. A dry hole shall extend the primary term for 1 year from the date it is drilled.

IN WITNESS WHEREOF WE SIGN, this the 5th day of October, 2009 XXX

(SEAL) DAVID R. IRWIN (SEAL)

(SEAL) (SEAL)

(SEAL) (SEAL)

(SEAL) TAMMY IRWIN (SEAL)

This instrument was prepared by: HON. GARY A. LITTLE whose address is: P.O. Box 68, Albany, KY 42602 (606) 387-6779

STATE OF KENTUCKY } SS. **ACKNOWLEDGMENT TO THE LEASE**

COUNTY OF Clinton

I, Gay Brown ~~County Court Clerk~~, Notary Public, in and for said county, in the State aforesaid do hereby certify that David R. Irwin and Tammy Irwin

personally known to me to be the same persons whose names subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that they signed, sealed and delivered the said instrument as their free and voluntary act for the uses and purposes therein set forth, including the release and waiver of the right of homestead and dower.

Given under my hand this 5th day of October, A. D., ~~19~~ 2009

My commission expires Gay Brown Notary Public KY-State At Large My Commission Expires: September 29, 2010

Gay Brown ~~County Court Clerk~~. Notary Public.

By ______ Deputy Court Clerk.

STATE OF KENTUCKY, } SS. **ACKNOWLEDGMENT TO THE LEASE**

COUNTY OF ______

I, ______ County Court Clerk, Notary Public, in and for said county, in the State aforesaid do hereby certify that ______

personally know to me to be the same person____whose name______subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that______he______signed, sealed and delivered the said instrument as ______free and voluntary act for the purposes therein set forth.

Given under my hand this______day of______A. D., 19____.

My commission expires ______

______ County Court Clerk. Notary Public.

By ______ Deputy County Court Clerk

OIL AND GAS LEASE

FROM

____

TO

____

Date______________19____

No. of Acres______________

______________County

Term______________

STATE OF KENTUCKY

County of______________ss.

This instrument filed for record on the______

day of______________19____, at______

o'clock____M., and duly recorded in Deed Book______

page______of the records of this office.

______________County Court Clerk

By______________Deputy Clerk

When Recorded Return to______________

ASSIGNMENT

For and in consideration of One Dollar cash in hand paid, and other good and valuable considerations, the receipt of all of which is hereby acknowledged, I hereby transfer and assign to____

____

____

the within lease.

Given under my hand this__________day of______________________________A. D., 19____

____

State of Kentucky, County of______________________________ss.

I, ______________________________a______________________________

in and for the County and State aforesaid, do hereby certify that______________________________

lessee, in the foregoing lease, this day appeared before me and produced the foregoing assignment and acknowledged the same to be his act and deed.

____

Given under my hand this________day of______________________________A. D., 19______

____

My commission expires______________________________ ______________________________